Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Elventix Technology Corp (the “Company”) on Form 10-K for the fiscal year ended May 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)The Report fully complies with the requirements of §13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ELVENTIX TECHNOLOGY CORPORATION
Date: August 31, 2026	By: /s/ Tallis Mateus Da Silva Name: Tallis Mateus Da Silva Title: President, Director, Treasurer and Secretary (Principal Executive, Financial and Accounting Officer)